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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                            Reported): May 25, 2005

          CWABS, INC., (as depositor under the Transfer and Servicing
      Agreement, to be dated as of May 1, 2005, relating to the issuance of the Aames Mortgage Investment Trust 2005-2 Mortgage Backed
                            Notes, Series 2005-2).

                                  CWABS, INC.
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                     333-118926                 95-4596514
----------------------------          ------------           -------------------
(State or other jurisdiction          (Commission              (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

      4500 Park Granada
    Calabasas, California                                           91302
    ---------------------                                         ----------
    (Address of principal                                         (Zip Code)
     executive offices)

       Registrant's telephone number, including area code (818) 225-3237
                                                          ----- --------
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8  -   Other Events
               ------------

Item 8.01      Other Events.
               -------------

Filing of Form T-1
------------------

      On May 25, 2005, CWABS, Inc. (the "Company") is filing a Form T-1 to designate Deutsche Bank National Trust Company to act as an eligible trustee under trust indentures to be qualified pursuant to Sections 305 or 307 of the Trust Indenture Act of 1939. Form T-1 is annexed hereto as Exhibit 25.


Section 9  -   Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.
    --------------------------------------------

         Not applicable.

(b) Pro forma financial information.
    --------------------------------

         Not applicable.

(c) Exhibits.
    ---------

Exhibit No.    Description
-----------    -----------

      25 Form T-1 Statement of Eligibility under Trust Indenture Act of 1939, as amended.


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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CWABS, Inc.



                                            By: /s/  Leon Daniels, Jr.
                                                -------------------------------
                                                Name: Leon Daniels, Jr.
                                                Title: Vice President



Dated:  May 25, 2005



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Exhibit Index
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Exhibit                                                               Page
-------                                                               ----

25    Form T-1 Statement of Eligibility under Trust
      Indenture Act of 1939, as amended.                                5